EXHIBIT 32.1

ODYSSEY PICTURES CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Odyssey  Pictures  Corporation  (the Company) on Form 10-K  for the period  ended June 30, 2011 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, John Foster,  Chief  Executive  Officer and Chief  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided  to  Odyssey  Pictures  Corporation  and will be  retained  by  Odyssey Pictures  Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

October 13, 2011

/s/ John W. Foster

___________________

John W. Foster

Chief Executive Officer and

Chief Financial Officer